77Q1(a)(1)

Amendment No. 8 to the Amended and Restated
Agreement and Declaration of Trust, dated
March 24, 2017 (filed electronically as Exhibit a(9) to Post-Effective Amendment No. 80 to the Registration Statement of the Registrant on July
27, 2017, File No. 2-99222, and incorporated herein by reference).